Exhibit 99.1

Vireo Growth Inc. Appoints BDO as its New Auditor

MINNEAPOLIS, Minnesota, June 9, 2026 -- Vireo Growth Inc. (CSE: VREO) (OTCQX: VREOD) (“Vireo” or the “Company”) today announced the appointment of BDO USA, P.C. (“BDO”) as the Company’s new independent registered public accounting firm, effective immediately. The appointment follows the Company’s dismissal of Davidson & Company, LLP (“Davidson”) as the Company’s independent registered public accounting firm, effective June 5.

“We are pleased to welcome BDO as Vireo’s independent auditor,” said Vireo Growth’s Chief Executive Officer, John Mazarakis. “BDO is a highly respected accounting firm with global capabilities. We believe this is an important next step to right-size our auditing firm as the Company continues to execute on its fast-paced M&A growth strategy and as we look ahead for the cannabis market.”

Each of the appointment of BDO and the dismissal of Davidson as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors (the “Board”), upon the recommendation and approval of the Audit Committee of the Board.

There were no disagreements or unresolved issues between the Company and Davidson on any matter of audit scope or procedures, accounting principles or policies, or financial statement disclosure. Further, it is the Company's opinion that there have been no "reportable events" (as defined in National Instrument 51-102 – Continuous Disclosure Obligations and Item 304(a)(1)(v) of Regulation S-K) between the Company and Davidson.

The Company will file a Current Report on Form 8-K on EDGAR and SEDAR+ with further details relating to the change of auditor.

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives Vireo’s intense local market focus while leveraging the strength of a national portfolio. Vireo is committed to hiring industry leaders and deploying capital and talent where it believes it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Forward-Looking Information

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (referred to herein as “forward-looking information”). To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks.

Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements with respect to the Company’s auditor including the engagement and appointment of a successor auditor. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the U.S. Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and the interests of various constituents; the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission at www.sec.gov and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

For Vireo, contact:

Lynn Ricci

Director Investor Relations & Corporate Communications

investor@vireogrowth.com

(612) 314-8995